UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2003

NETWORKS ASSOCIATES, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 0-20558

Delaware	77-0316593
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

3965 Freedom Circle
Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 988-3832

Item 7. Financial Statements and Exhibits.

99.1	Condensed Consolidated Statements of Operations for the three months ended December 31, 2002;

Pro Forma Consolidated Statements of Operations for the three months ended December 31, 2002; and

Reconciliation of Pro Forma Statements of Operations to the Condensed Consolidated Statements of Operations for the three months ended December 31, 2002.

Item 12. Results of Operations and Financial Condition

     Immediately upon the filing of this report, Networks Associates, Inc. (the “Registrant”) intends to post the following documents on its web site at www.networkassociates.com:

1.	Condensed Consolidated Statements of Operations for the three months ended December 31, 2002;

2.	Pro Forma Consolidated Statements of Operations for the three months ended December 31, 2002; and

3.	Reconciliation of Pro Forma Statements of Operations to the Condensed Consolidated Statements of Operations for the three months ended December 31, 2002.

     Copies of these documents are attached hereto as Exhibit 99.1 and are hereby furnished and not filed. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORKS ASSOCIATES, INC.

Dated: November 21, 2003	By:	/s/ Stephen C. Richards

Stephen C. Richards
Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibits.
99.1	Condensed Consolidated Statements of Operations for the three months ended December 31, 2002;

Pro Forma Consolidated Statements of Operations for the three months ended December 31, 2002; and

Reconciliation of Pro Forma Statements of Operations to the Condensed Consolidated Statements of Operations for the three months ended December 31, 2002.